UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 13, 2019

SVMK Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38664	80-0765058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Curiosity Way San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

(650) 543-8400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition

On February 13, 2018, SVMK Inc. (“SurveyMonkey,” “the Company”, “we”, “us” or “our”) announced its financial results for the quarter and year ended December 31, 2018 by issuing a letter to its shareholders and a press release. A copy of the letter to our shareholders and the press release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2019, Timothy J. Maly, the Company’s Chief Financial Officer and Chief Operating Officer, notified the Company he will retire during the second quarter of 2019. Mr. Maly’s retirement is due to personal reasons and not as a result of any disagreement with the Company regarding its operations or practices. Mr. Maly intends to continue to serve in his current role until March 31, 2019, and then plans to remain at the Company as a non-executive employee until June 30, 2019 to assist in the Company’s search for his successor and to advise and support the Company during this transitional period. Mr. Maly’s compensation will remain the same for the duration of his employment with the Company. If the Company has not identified a permanent Chief Financial Officer at the time of Mr. Maly’s transition to a non-executive role, Zander Lurie, the Company’s Chief Executive Officer, will serve as the Company’s interim Chief Financial Officer. Mr. Lurie will continue to serve as the Company’s Chief Executive Officer as well and will not receive any additional compensation for his services as interim Chief Financial Officer.

Item 7.01 Regulation FD Disclosure

On February 13, 2019, SurveyMonkey posted supplemental investor materials on its investor.surveymonkey.com website.  SurveyMonkey intends to use its investor.surveymonkey.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information furnished in Item 2.02 and 7.01 on this Current Report on Form 8-K, and the exhibits attached hereto referenced in such items, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Letter to Shareholders dated February 13, 2019.
99.2	Press Release dated February 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVMK Inc.

Dated: February 13, 2019	By:	/S/ TIMOTHY J. MALY
TIMOTHY J. MALY Chief Financial Officer and Chief Operating Officer